INCOME TAXES	12 Months Ended
Feb. 23, 2019
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME
TAXES
The components of income tax benefit consisted of the following (in millions):

	Fiscal 2018	Fiscal 2017	Fiscal 2016
Current
Federal(1)	$9.0	$54.0	$108.6
State(2)	(6.7)	26.5	20.6
Foreign	0.3	49.8	—

Total Current	2.6	130.3	129.2
Deferred
Federal	(77.9)	(807.7)	(177.9)
State	(3.6)	(216.6)	(41.6)
Foreign	—	(69.8)	—

Total Deferred	(81.5)	(1,094.1)	(219.5)

Income tax benefit	$(78.9)	$(963.8)	$(90.3)

(1)	Federal current tax expense net of $12.8 million, $22.4 million and $31.2 million tax benefit of NOLs in fiscal 2018, fiscal 2017 and fiscal 2016, respectively.
(2)	State current tax expense net of $9.5 million, $9.6 million and $3.8 million tax benefit of NOLs in fiscal 2018, fiscal 2017 and fiscal 2016, respectively.
The difference between the actual tax provision and the tax provision computed by applying the statutory federal income tax rate to income (loss) before income taxes was attributable to the following (in millions):

	Fiscal 2018	Fiscal 2017	Fiscal 2016
Income tax expense (benefit) at federal statutory rate	$11.0	$(301.5)	$(162.3)
State income taxes, net of federal benefit	0.7	(39.8)	(20.2)
Change in valuation allowance	(3.3)	(218.0)	107.1
Tax Cuts and Jobs Act	(56.9)	(430.4)	—
Unrecognized tax benefits	(16.2)	(36.5)	(18.7)
Member loss	—	83.1	16.6
Charitable donations	(4.4)	—	(11.1)
Tax Credits	(10.8)	(9.1)	(17.3)
Indemnification asset	—	—	5.1
CVR liability adjustment	—	(20.3)	7.5
Reorganization of limited liability companies	—	46.7	—
Nondeductible equity-based compensation expense	3.8	1.6	4.2
Other	(2.8)	(39.6)	(1.2)

Income tax benefit	$(78.9)	$(963.8)	$(90.3)

The valuation allowance activity on deferred tax assets was as follows (in millions):

	February 23, 2019	February 24, 2018	February 25, 2017
Beginning balance	$134.9	$387.6	$286.8
Additions charged to income tax expense	3.5	141.0	107.1
Reductions credited to income tax expense	(6.8)	(359.0)	—
Changes to other comprehensive income or loss and other	7.9	(34.7)	(6.3)

Ending balance	$139.5	$134.9	$387.6

The Tax Act, enacted in December 2017, resulted in significant changes to U.S. income tax and related laws. The Company is impacted by a number of aspects of the Tax Act, most notably the reduction in the top U.S. corporate income tax rate from 35% to 21%, a one-time
transition tax on the accumulated unremitted foreign earnings and profits of the Company’s foreign subsidiaries and 100% expensing of certain qualified property acquired and placed in service after September 27, 2017.
The SEC staff issued Staff Accounting Bulletin No. 118 (“SAB 118”) to address the application of GAAP in situations when the registrant does not have the necessary information available, prepared or analyzed in reasonable detail to complete the accounting for income tax effects of the Tax Act. SAB 118 allowed companies to record a provisional amount during a measurement period not to extend beyond one year from the date of enactment, which ended in the fourth quarter of fiscal 2018. In fiscal 2017, the Company recorded a provisional non-cash
tax benefit of $430.4 million. In fiscal 2018, the Company recorded $56.9 million of additional tax benefit, primarily to account for refinement of transition tax and the remeasurement of deferred taxes. The Company has completed its analysis of the Tax Act based on currently available technical guidance. The Company will continue to assess further guidance issued by the Internal Revenue Service (“IRS”) and record the impact of such guidance, if any, in the year issued.
In connection with the Reorganization Transactions, the Company recorded deferred tax liabilities in excess of deferred tax assets of $46.7 million in fiscal 2017 for the limited liability companies held by AB Acquisition and taxed previously to the members.
Also in connection with the Reorganization Transactions, the Company reorganized its Subchapter C corporation subsidiaries which allows the Company to use deferred tax assets, which previously had offsetting valuation allowance, against future taxable income of certain other Subchapter C subsidiaries that have a history of taxable income and are projected to continue to have future taxable income. The Company reassessed its valuation allowance based on available negative and positive evidence to estimate if sufficient taxable income will be generated to use existing deferred tax assets. On the basis of this evaluation, the Company released a substantial portion of its valuation allowance against its net deferred tax assets, resulting in a $218.0 million non-cash
tax benefit in fiscal 2017. The Company continues to maintain a valuation allowance against net deferred tax assets in jurisdictions where it is not more likely than not to be realized.
Prior to the Reorganization Transactions, taxes on income from limited liability companies held by AB Acquisition were payable by the members in accordance with their respective ownership percentages, resulting in tax expense of $83.1 million and $16.6 million in fiscal 2017 and fiscal 2016, respectively, for losses benefited by the members.
Deferred income taxes reflect the net tax effects of temporary differences between the bases of assets and liabilities for financial reporting and income tax purposes. The Company’s deferred tax assets and liabilities consisted of the following (in millions):

	February 23, 2019	February 24, 2018
Deferred tax assets:
Compensation and benefits	$132.0	$122.3
Net operating loss	165.9	160.5
Pension & postretirement benefits	195.6	194.7
Reserves	1.5	6.3
Self-Insurance	259.7	265.1
Tax credits	64.2	57.4
Other	58.7	59.3

Gross deferred tax assets	877.6	865.6
Less: valuation allowance	(139.5)	(134.9)

Total deferred tax assets	738.1	730.7
Deferred tax liabilities:
Debt discounts	62.8	73.7
Depreciation and amortization	876.1	903.5
Inventories	346.5	322.9
Other	14.1	10.5

Total deferred tax liabilities	1,299.5	1,310.6

Net deferred tax liability	$(561.4)	$(579.9)

Noncurrent deferred tax asset	$—	$—
Noncurrent deferred tax liability	(561.4)	(579.9)

Total	$(561.4)	$(579.9)

The Company assesses the available positive and negative evidence to estimate if sufficient future taxable income will be generated to use the existing deferred tax assets. On the basis of this evaluation, as of February 23, 2019, a valuation allowance of $139.5 million has been recorded for the portion of the deferred tax asset that is not more likely than not to be realized, consisting primarily of carryovers in jurisdictions where the Company has minimal presence or does not expect to have future taxable income. The Company will continue to evaluate the need to adjust the valuation allowance. The amount of the deferred tax asset considered realizable, however, could be adjusted depending on the Company’s performance in certain subsidiaries or jurisdictions.
The Company currently has federal and state net operating loss (“NOL”) carryforwards of $385.1 million and $2,043.2 million, respectively, which will begin to expire in 2019 and continue through the fiscal year ending February 2038. As of February 23, 2019, the Company had federal and state credit carryforwards of $12.5 million and $46.5 million, respectively, the majority of which will expire in 2023.
Changes in the Company’s unrecognized tax benefits consisted of the following (in millions):

	Fiscal 2018	Fiscal 2017	Fiscal 2016
Beginning balance	$356.0	$418.0	$435.3
Increase related to tax positions taken in the current year	1.6	65.4	63.8
Increase related to tax positions taken in prior years	35.1	4.6	6.4
Decrease related to tax position taken in prior years	(0.4)	(70.0)	(71.0)
Decrease related to settlements with taxing authorities	(8.3)	(17.5)	(9.8)
Decrease related to lapse of statute of limitations	(7.8)	(44.5)	(6.7)

Ending balance	$376.2	$356.0	$418.0

Included in the balance of unrecognized tax benefits as of February 23, 2019, February 24, 2018 and February 25, 2017 are tax positions of $267.7 million, $249.0 million and $231.3 million, respectively, which would reduce the Company’s effective tax rate if recognized in future periods. Of the $267.7 million that could impact tax expense, the Company has recorded $9.7 million of indemnification assets that would offset any future recognition. As of February 23, 2019, the Company is no longer subject to federal income tax examinations for the fiscal years prior to 2012 and in most states, is no longer subject to state income tax examinations for fiscal years before 2007. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as a component of income tax expense. The Company recognized expense related to interest and penalties, net of settlement adjustments, of $1.8 million, $4.6 million and $4.5 million for fiscal 2018, fiscal 2017 and fiscal 2016, respectively.
In fiscal 2016, the Company adopted the IRS safe harbor rule for taxpayers operating retail establishments for determining whether expenditures paid or incurred to remodel or refresh a qualified building are deductible. As a result of adopting this safe harbor, the Company reduced $70.1 million of uncertain tax benefit in fiscal 2016, and there was no impact on the tax provision due to an offsetting deferred adjustment. The Company believes it is reasonably possible that the reserve for uncertain tax positions may be reduced by approximately $124.2 million in the next 12 months due to ongoing tax examinations and expiration of statutes of limitations.